Exhibit 99.1

SEPARATION AND GENERAL RELEASE AGREEMENT

This Separation and General Release Agreement (“Agreement”) is made by and between Ann Beemish (“you”) and MediaCo Holding Inc. (“MediaCo” or the “Company”).

1.   Notification Date. On September 20, 2024, you resigned as the Company's Chief Financial Officer, and from any and all other officer positions with the Company and any subsidiaries thereof as of September 30, 2024 (the “End Date”). You shall receive any accrued but unpaid wages or salary, through the End Date, less applicable taxes and withholdings. The parties acknowledge that the employment agreement between them dated February 9, 2022 (“Employment Agreement”), expired by its terms on March 14, 2024.

2.   Consulting Agreement. Effective October 1, 2024, you will enter into a consulting agreement with the Company in the form attached hereto as Exhibit A (“Consulting Agreement”) to provide transition services related to your former duties as Chief Financial Officer.

3.   Separation Payments and Benefits.

(a)   In consideration of the covenants and promises contained herein, including your release of all claims against the Company and the Releasees as set forth below, the Company will provide you with the following separation benefits (the “Separation Benefits”): a payment in the amount of $170,238, less applicable taxes and withholdings, payable in equal monthly installments over a six-month period, subject to (1) the completion and termination of the Consulting Agreement, and (2) your execution of the acknowledgment of release form attached hereto as Exhibit B (“Acknowledgment of Release”).

(b)   The Company will provide you with the Separation Benefits, to the extent administratively practicable, within five (5) days after the expiration of the revocation period as set forth below and in Exhibit B, following the date you sign and return the Acknowledgment of Release to the Company.

(c)   You acknowledge and agree that, except as set forth in this Agreement, and except for any rights you may have under COBRA, your eligibility for, entitlement to, and accrual of, any payments or benefits from the Company will terminate effective on the End Date, and you shall receive no further payments or benefits from the Company.

(d)   You acknowledge and agree that unless you enter into this Agreement, the Consulting Agreement, and the Acknowledgment of Release, you would not otherwise be entitled to receive the consideration set forth in this Paragraph 3. You further acknowledge and agree that the consideration set forth in this Paragraph 3 constitutes full satisfaction and accord for any and all obligations due and owing to you by the Company.

4.   Non-Admission. You acknowledge and agree that this Agreement is not intended, and should not be construed, as evidence of any wrongdoing on the part of the Company or the

Releasees (as defined below), or as any admission of liability or of the validity of any claim released hereunder.

5.   General Release. In exchange for and in consideration of the covenants and promises contained herein, you, on behalf of yourself, your spouse, domestic partner, children, agents, assignees, heirs, executors, administrators, beneficiaries, trustees, legal representatives, and assigns, hereby waive, discharge, and release the Company and its current and former parents, subsidiaries, divisions, assigns and affiliated and related companies, and their respective predecessors, successors, employee benefit plans, and present and former directors, officers, partners, shareholders, fiduciaries, employees, representatives, agents and attorneys, in their individual and representative capacities (the “Releasees”), from any and all actions, causes of action, obligations, liabilities, claims and demands you may have, known or unknown, contingent or otherwise, and whether specifically mentioned or not, regardless of when they accrued until the date you sign this Agreement. This release includes, but is not limited to: any claims based on your employment with the Company or the termination of that employment, or your Employment Agreement or the termination of the Employment Agreement. The Employee’s release of claims includes specifically, without limitation, the following: (a) any claims of age discrimination under the Age Discrimination in Employment Act (“ADEA”) (including without limitation the Older Workers Benefit Protection Act), (b) any claims under any state statutory or decisional law pertaining to wrongful discharge, discrimination, retaliation, breach of contract, breach of public policy, misrepresentation, fraud, or defamation, (c) any and all claims under the Indiana Civil Rights Law, Indiana Wage Payment Statute, Indiana Wage Claims Statute, Indiana wage payment laws, any New York or New Jersey statues and laws dealing with employment or termination, including, but not limited to, all of the following: fair employment, wage claim and payment, family medical leave, business closing and mass layoff law, personnel records, and employment peace, wrongful discharge, invasion of privacy, and breach of contract, express or implied (including breach of employment contract) or intentional tort; any claims for employment discrimination, harassment, or retaliation on any basis, including age, race, color, ethnicity, national origin, gender, religion, pregnancy, disability (or perceived disability), sexual orientation, veteran’s status, whistle-blower status or marital status; any claims under Title VII of the Civil Rights Act of 1964, the Equal Pay Act, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the New York State Human Rights Law; the New York City Human Rights Law; any claims for monetary relief or attorneys’ fees; and any claims under any other federal, state, or local laws or regulations, including any and all laws or regulations prohibiting employment discrimination, harassment, or retaliation. This release does not include a release of any rights you may have to workers’ compensation or unemployment benefits, of any rights you may have under this Agreement, or of any claims that are not waivable pursuant to applicable law.

6.   Confidential Information. You understand and agree that during the course of your employment with the Company, you had access to certain trade secrets and proprietary or business information of the Company and the Releasees that is not readily available in the marketplace or to the public, that is customarily safeguarded and treated as confidential, and that is not a matter of general business experience or knowledge, including, but not limited to any business plans, price lists, supplier and vendor lists, templates, forms, supplier and vendor records, financial and accounting matters, sales and profit figures, sales methods and systems, marketing research, data and strategies, patents, copyrighted materials, customized software and programs, hiring plans and patterns, the manner in which the Company trains its employees, information about authors (or potential authors) and their contract terms, plans or projects relating to the publishing and marketing of new titles or updating or republishing current titles, information about customers (including customer lists, plans, preferences and specifications), and relationships between the Company and its affiliates, customers, clients, consultants, licensees, suppliers, and others who may have business dealings with the Company (“Confidential Information”). You acknowledge and agree that such Confidential Information is a valuable and unique asset, and you promise that you will not use any such Confidential Information or disclose any such Confidential Information to any person or entity for any reason whatsoever without the prior written authorization of the Company, except as permitted by Paragraph 7 and unless such information is in the public domain through no fault of your own or except as required by the law.

7.   Disclosures to Government Entities.

(a)   Nothing in this Agreement prohibits or restricts you (or your attorney) from initiating communications or directly communicating with, responding to any inquiries from, providing testimony before or information to, or filing a claim or assisting with an investigation directly with a government agency or entity, including the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority (“FINRA”), the Equal Employment Opportunity Commission (“EEOC”), the Department of Labor (“DOL”), the National Labor Relations Board (“NLRB”), the Department of Justice (“DOJ”), Congress, any other self-regulatory organization or authority, or any other federal or state legal regulatory or law enforcement authority (collectively, the “Regulators”) regarding a suspected violation of law or regulation. Further, nothing in this Agreement prohibits or restricts you (or your attorney) from making other disclosures that are protected under the whistleblower provisions of applicable laws or regulations. This Agreement does not limit your right to receive an award from any Regulator that provides awards for providing information relating to a potential violation of law. You do not need the prior authorization of the Company to engage in conduct protected by this Paragraph and do not need to notify the Company that you have engaged in such conduct.

(b)   Please take notice that the Defend Trade Secrets Act of 2016 provides that individuals shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (2) solely for the purpose of reporting or investigating a suspected violation of law; (ii) to an individual’s legal counsel in relation to a lawsuit for retaliation against the individual for reporting a suspected violation of law; or (iii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

8.   Non-Removal/Return of Company Property. You agree that you will not remove or cause to be removed from the Company’s premises any Confidential Information, equipment or other property (or copies thereof) belonging to the Company, its employees, customers or others doing business with the Company, and that you will return all such Confidential Information, equipment or other property (or copies thereof), including, but not limited to, credit cards, identification and access cards, keys, computers, cellular telephones, pagers and other office equipment and Company property, immediately and no later than the End Date, except as necessary to carry out your duties under the Consulting Agreement, in which case this requirement will be extended to the termination date of the Consulting Agreement. Notwithstanding the foregoing, you will be permitted to retain your Company laptop, provided that it must first be cleaned by the Company IT department.

9.   Neutral Reference. You agree that you will refer all employment inquiries to the Company’s human resources department, which will only provide your dates of employment and positions held.

10.   Choice of Law. This Agreement shall in all respects be interpreted, enforced and governed in accordance with and pursuant to the laws of the State of New York, excluding the conflict-of-law principles thereof. Any litigation, claims, disputes, or controversies concerning, arising out of or in connection with this Agreement shall be brought only in state court in the State of New York, County of New York, or in the event of federal jurisdiction in the U.S. District Court for Southern District of New York, and both you and the Company hereby consent to the exclusive jurisdiction of such courts and waive any objection or defense concerning jurisdiction or venue that might otherwise be had in such courts.

11.   Arbitration; Jury Trial Waiver. Any and all disputes between you and the Company arising out of, relating to or concerning this Agreement or the Consulting Agreement, whether sounding in contract or tort or any other claim whatsoever, including disputes as to whether a dispute is arbitrable, shall be submitted exclusively to confidential, final, and binding arbitration. Any such arbitration shall be conducted in New York, New York, and in accordance with the American Arbitration Association’s Employment Arbitration Rules or their equivalent then in effect. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. You and the Company specifically waive their respective right to a trial by jury for any dispute or controversy arising under or in connection with this Agreement.

12.   Entire Agreement. This Agreement constitutes the entire agreement between you and the Company regarding the subject matter of this Agreement. You acknowledge that neither the Company nor any related entity has made any promises to you other than those contained in this Agreement. This Agreement may not be changed unless the change is in writing and signed by you and the Company.

13.   General Provisions. The failure of any party to insist on strict adherence to any term hereof on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term hereof. This Agreement may be signed in counterparts. This Agreement is binding upon and will inure to the benefit of the parties and each of their heirs, executors, administrators, trustees, representatives, successors, or assigns.

14.   Review Period. You acknowledge and agree that the Company has given you a reasonable period of at least twenty-one (21) days to review and consider this Agreement before signing it (the “Review Period”). You acknowledge and agree that you must sign and return the original Agreement to the Company no later than October 14, 2024, which is the end of the Review Period, and that if you fail to do so, the Agreement shall not be effective or enforceable, and you will not receive the Separation Benefits described in Paragraph 3. The parties agree that any changes to this Agreement, whether material or immaterial, do not restart the running of the Review Period. By signing this Agreement, you acknowledge that you have read this Agreement, understand it, and agree to its terms and conditions voluntarily, of your own free will, and without duress or coercion.

15.   Revocation Period. You may revoke this Agreement within seven (7) calendar days after the date on which you sign it by delivering a written notice of revocation to the Company no later than the close of business on the seventh day after you sign and deliver this Agreement to the Company. If you revoke this Agreement, it shall not be effective or enforceable, and you will not receive the Separation Benefits described in Paragraph 3. This Agreement shall not become effective until after: (a) the Company’s receipt of this Agreement, signed by you; and (b) the expiration of the seven-day revocation period as set forth in this Paragraph.

16.   Legal Counsel. The Company hereby informs you of your right to consult, and advises you to consult, with an attorney before signing this Agreement, which includes a general release and a jury trial waiver. You understand that whether or not you do so is your decision.

PLEASE READ THIS AGREEMENT CAREFULLY AND IN ITS ENTIRETY BEFORE SIGNING. DO NOT SIGN THIS AGREEMENT UNLESS YOU UNDERSTAND AND AGREE WITH ALL OF ITS TERMS AND CONDITIONS.

YOU MUST SIGN THIS AGREEMENT AND RETURN IT TO THE COMPANY NO EARLIER THAN THE END DATE AND NO LATER THAN THE END OF THE REVIEW PERIOD.

THIS AGREEMENT SHALL IN NO WAY PREVENT, RESTRICT, LIMIT OR OTHERWISE AFFECT YOUR ABILITY TO CONDUCT BUSINESS IN THE MEDIA ADVERTISING INDUSTRY NOW OR IN THE FUTURE.

MEDIACO HOLDING INC.		ACCEPTED AND AGREED:

By	/s/ Arya Towfighi	/s/ Ann Beemish
	Arya Towfighi	Ann Beemish
Its: EVP, General Counsel

Date	October 1, 2024	Date	October 1, 2024

EXHIBIT A

CONSULTING AGREEMENT

INDEPENDENT CONTRACTOR CONSULTING AGREEMENT

This Independent Contractor Consulting Agreement (“Agreement”) is made as of October 1, 2024, between MediaCo Holding Inc. (“MDIA”), 48 W 25th Street, Floor 3, New York, NY 10010 and Ann Beemish (”Consultant”), 201 E. 21st St., #15N, New York, NY 10010.

In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Services. MDIA and Consultant agree that Consultant will perform consulting services for MDIA in accordance with this Agreement, and as more specifically set forth in Exhibit A hereto (the “Services”).

2.	Fees. MDIA shall compensate Consultant for the Services as set forth in Exhibit A hereto.

3.
Confidentiality & Work Product. Consultant acknowledges that Consultant may come into possession of certain proprietary and confidential information related to the business operations of MDIA (the “Confidential Information”) during the course of this Agreement. Consultant shall hold all such Confidential Information in strict confidence and shall prevent disclosure to any third party, in whole or in part, and shall not use the Confidential Information for any purpose other than as needed to comply with Consultant’s obligations hereunder. Furthermore, Consultant shall ensure that all of Consultant’s employees, agents, and representatives having access to the Confidential Information will treat such information as confidential. Confidential Information does not include information that (i) becomes public other than as a result of disclosure by Consultant, (ii) is developed independently by Consultant or was available to Consultant on a non-confidential basis prior to its disclosure by MDIA, or (iii) becomes available to Consultant on a non-confidential basis from a source other than MDIA, provided that such source is not bound by a confidentiality agreement with MDIA.

In the event that Consultant is requested or required (through any legal discovery process, including by oral questions at deposition, interrogatories, requests for information or documents, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, Consultant will promptly notify MDIA of such request or requirement in advance of any response so that MDIA may seek an appropriate protective order or waive compliance with the provisions of this Agreement. In the event that such protection or other remedy is not obtained or that

MDIA waives compliance, Consultant agrees to furnish only that portion of the Confidential Information that Consultant is advised by written opinion of counsel is legally required to be disclosed and to exercise all reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. Consultant agrees that MDIA shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of this Agreement, in addition to all other remedies available to MDIA at law or in equity.

MDIA shall own all right, title and interest (including all patent rights, copyrights, trade secret rights, mask work rights, trademark rights, database rights and all other intellectual property rights of any sort throughout the world) relating to any and all discoveries, inventions (whether or not patentable), works of authorship (including computer programs), mask works, designations, designs, know-how, ideas and information created, made or conceived or reduced to practice, in whole or in part, by Consultant in connection with the performance of Services pursuant to this Agreement (collectively “Intellectual Property”). Consultant shall promptly disclose and provide all Intellectual Property to MDIA. To the extent permitted by law, all Intellectual Property shall be “work(s) made for hire” and title shall vest automatically in MDIA. To the extent that the Intellectual Property includes materials that may not be work(s) made for hire, Consultant hereby grants, transfers, and assigns to MDIA all right, title and interest in and to all such Intellectual Property. Consultant shall, without charge, sign all documents and provide all assistance to MDIA as may be desired, in the sole discretion of MDIA, to evidence, record and perfect such assignments, and to secure, perfect, obtain, maintain, enforce, and defend any and all rights thereby assigned.

Notwithstanding the foregoing, nothing in this Agreement prohibits or restricts Consultant (or Consultant’s attorney) from initiating communications or directly communicating with, responding to any inquiries from, providing testimony before or information to, or filing a claim or assisting with an investigation directly with a government agency or entity, including the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority (“FINRA”), the Department of Justice (“DOJ”), Congress, any other self-regulatory organization or authority, or any other federal or state legal regulatory or law enforcement authority (collectively, the “Regulators”) regarding a suspected violation of law or regulation. Further, nothing in this Agreement prohibits or restricts Consultant (or Consultant’s attorney) from making other disclosures that are protected under the whistleblower provisions of applicable laws or regulations. Consultant does not need the prior authorization of the Company to engage in conduct protected by this paragraph and does not need to notify the Company that Consultant has engaged in such conduct.

Please take notice that the Defend Trade Secrets Act of 2016 provides that individuals shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (2) solely for the purpose of reporting or investigating a suspected violation of law; (ii) to an individual’s legal counsel in relation to a lawsuit for retaliation against the individual for reporting a suspected violation of law; or (iii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

4.
Transactions in Securities. Consultant acknowledges that the Confidential Information may contain material nonpublic information. Consultant further acknowledges Consultant’s obligations under the Securities Act, the Securities Exchange Act of 1934, as amended, and applicable state securities laws, in each case, as the same have been amended from time to time, not to trade in securities based on or otherwise use for its benefit or disclose such material nonpublic information.

5.
INDEPENDENT CONTRACTOR. THIS AGREEMENT CREATES AN INDEPENDENT CONTRACTOR RELATIONSHIP BETWEEN CONSULTANT AND MDIA AND DOES NOT AND SHALL NOT BE CONSTRUED TO CREATE AN EMPLOYEE/EMPLOYER RELATIONSHIP OR OTHER RELATIONSHIP BETWEEN CONSULTANT AND MDIA. CONSULTANT HEREBY ACKNOWLEDGES THAT CONSULTANT SHALL BE SOLELY RESPONSIBLE FOR PAYING CONSULTANT’S FEDERAL, STATE, AND LOCAL TAXES. FURTHER, MDIA SHALL NOT BE LIABLE FOR UNEMPLOYMENT COMPENSATION, WORKERS COMPENSATION, OR OTHER EMPLOYMENT BENEFITS. NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO RESTRICT CONSULTANT’S ABILITY TO ENGAGE IN ANY OTHER VENTURE, OCCUPATION, OR EMPLOYMENT. NOTHING CONTAINED IN THIS AGREEMENT SHALL AUTHORIZE CONSULTANT TO ACT ON BEHALF OF MDIA OR BIND MDIA TO ANY OBLIGATION WITHOUT WRITTEN AUTHORIZATION OF MDIA.

6.	Representations and Warranties of Consultant. Consultant hereby represents and warrants as follows:

a.
Consultant is not under any agreement with or obligation to any other party that might preclude Consultant from entering into this Agreement or providing the Services to MDIA, or otherwise interfere with the performance of Consultant’s obligations hereunder;

b.	That Consultant has not heretofore exclusively assigned, pledged, or otherwise encumbered the rights herein granted to Company.

c.	That in performing the Services on Company’s premises and in interacting with Company’s employees, Consultant shall adhere to Company’s applicable workplace policies;

d.	That in performing the Services, Consultant shall follow all applicable federal, state, and local laws; and

e.	That except as specifically set forth in this Agreement, Consultant shall be solely responsible for all expenses for providing the Services.

7.	Indemnification.

a.
MDIA agrees to indemnify and hold harmless Consultant from and against any and all third party claims, liabilities, damages, obligations, costs and expenses (including reasonable attorneys’ fees and expenses and costs of investigation) arising out of or relating to Company’s retention of Consultant, the execution and delivery of this Agreement, the provision of Services or other matters relating to or arising from this Agreement, except to the extent that any such claim, liability, obligation, damage, cost or expense shall have resulted from the gross negligence or willful misconduct of Consultant.

b.
Consultant agrees to indemnify and hold harmless Company and any of its subsidiaries and affiliates, officers, directors, principals, shareholders, agents, independent contractors and employees (collectively “Company Indemnified Persons”) from and against any and all third party claims, liabilities, damages, obligations, costs and expenses (including reasonable attorneys’ fees and expenses and costs of investigation) to the extent arising out of or relating to the gross negligence or willful misconduct of Consultant.

8.
LIMITATION OF LIABILITY. MDIA AGREES THAT CONSULTANT SHALL NOT BE LIABLE TO MDIA, OR ITS SUCCESSORS, AFFILIATES, OR ASSIGNS FOR DIRECT OR INDIRECT DAMAGES OR CLAIMS IN EXCESS OF THE TOTAL AMOUNT OF THE FEES ACTUALLY PAID TO CONSULTANT UNDER THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IN NO EVENT SHALL EITHER PARTY HERETO BE LIABLE FOR CONSEQUENTIAL, INDIRECT, OR PUNITIVE DAMAGES, DAMAGES FOR LOST PROFITS OR OPPORTUNITIES, OR OTHER LIKE DAMAGES OR CLAIMS OF ANY KIND.

9.
Costs and Equipment. Except as specifically set forth in Exhibit A hereto, all travel, costs and equipment required for performing the Services set forth in Exhibit A shall be the sole cost and responsibility of Consultant.

10.	Assignment. Consultant shall not assign this Agreement or Consultant’s right and/or duties hereunder without the prior written consent of MDIA.

11.
Term and Termination. The term for this Agreement will begin October 1, 2024, and will continue until December 31, 2024 (the “Term”), provided however that after October 31, 2024, this Agreement may be terminated by MDIA at any time effective immediately upon MDIA providing notice to Consultant. In addition, either party may terminate this Agreement at any time in the event the other party breaches any provision contained in this Agreement and fails to cure such breach within two (2) business days of receiving notice of such breach. Sections 3, 5, 6, 7, 8, and 10 through 14 shall survive the expiration or earlier termination of this Agreement. Upon termination, fees for Services provided up to and including the date of termination shall be adjusted based upon the date termination, such amounts to be prorated based upon the number of days in the Term, and Consultant shall receive compensation for all undisputed amounts owed to Consultant for Services performed up to the date of termination. Upon termination of this Agreement, Consultant shall promptly deliver to Company all Company property (including, but not limited to, all equipment, funds, records, lists, analyses, materials, Confidential Information, Intellectual Property, and work product) in Consultant’s possession that were provided to, obtained by, or created by Consultant in connection with the performance of the Services.

12.
Governing Law and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the choice of law provisions thereof. The United States District Court for the Southern District of New York and the appropriate Courts of the State of New York sitting in the Borough of Manhattan, City of New York, shall have exclusive jurisdiction in relation to any claim, dispute, or difference concerning this Agreement and any matter arising from it. The parties submit to the jurisdiction of such courts and irrevocably waive any right they may have to object to any action being brought in these courts, to claim that the action has been brought in an inconvenient forum or to claim that those courts do not have jurisdiction.

13.	Counterparts. This Agreement may be executed in one or more counterparts, the aggregate of which shall constitute a single Agreement.

14.	Entire Agreement. This Agreement constitutes the entire agreement between the parties and cannot be changed except in writing signed by both parties.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CONSULTANT:		MEDIACO HOLDING INC.

By		By
	Ann Beemish		Arya Towfighi
EVP, General Counsel

Date		Date

EXHIBIT A

Description of Consulting Services: MDIA desires Consultant’s Services with respect to Consultant’s prior duties as Chief Financial Officer of MDIA and the transition of those duties.

Description of Fees: MDIA shall pay Consultant the rate of twenty-five thousand dollars ($25,000) per month, with a cap of forty (40) hours per week. Consultant will provide MDIA with a W-9 and monthly invoices, and MDIA shall pay all undisputed amounts automatically at the end of each month.

Expenses: MDIA shall reimburse Consultant for any travel expenses reasonably necessary to perform the Services. Consultant shall include such expense amounts on Consultant’s invoices, including (a) sufficient detail to demonstrate time, amount, and purpose of all expenses; and (b) scanned copies of receipts. MDIA shall reimburse all undisputed amounts within fifteen (15) days of receipt of the invoice.

EXHIBIT B

ACKNOWLEDGMENT OF RELEASE

On                           , 2024, Ann Beemish (“you”) and MediaCo Holding Inc. (“MediaCo” or the “Company”) entered into a Separation and General Release Agreement (“Agreement”) in connection with the termination of your employment relationship with Company on September 30, 2024. Effective October 1, 2024, you and the Company entered into a Consulting Agreement (“Consulting Agreement”), pursuant to which you provided transition services with respect to your former duties for the Company, which was terminated effective                         , 2024 (“Consulting Agreement Termination Date”). Pursuant to the Agreement, you are entitled to certain Separation Benefits, provided that you sign this Acknowledgment of Release.

You acknowledge and agree that, pursuant to the Agreement, you entered agreed to a general release of claims as follows:

General Release. In exchange for and in consideration of the covenants and promises contained herein, you, on behalf of yourself, your spouse, domestic partner, children, agents, assignees, heirs, executors, administrators, beneficiaries, trustees, legal representatives, and assigns, hereby waive, discharge, and release the Company and its current and former parents, subsidiaries, divisions, assigns and affiliated and related companies, and their respective predecessors, successors, employee benefit plans, and present and former directors, officers, partners, shareholders, fiduciaries, employees, representatives, agents and attorneys, in their individual and representative capacities (the “Releasees”), from any and all actions, causes of action, obligations, liabilities, claims and demands you may have, known or unknown, contingent or otherwise, and whether specifically mentioned or not, regardless of when they accrued until the date you sign this Acknowledgment of Release. This release includes, but is not limited to: any claims based on your employment with the Company or the termination of that employment, or your Employment Agreement or the termination of the Employment Agreement. The Employee’s release of claims includes specifically, without limitation, the following: (a) any claims of age discrimination under the Age Discrimination in Employment Act (“ADEA”) (including without limitation the Older Workers Benefit Protection Act), (b) any claims under any state statutory or decisional law pertaining to wrongful discharge, discrimination, retaliation, breach of contract, breach of public policy, misrepresentation, fraud, or defamation, (c) any and all claims under the Indiana Civil Rights Law, Indiana Wage Payment Statute, Indiana Wage Claims Statute, Indiana wage payment laws, any New York or New Jersey statues and laws dealing with employment or termination, including, but not limited to, all of the following: fair employment, wage claim and payment, family medical leave, business closing and mass layoff law, personnel records, and employment peace, wrongful discharge, invasion of privacy, and breach of contract, express or implied (including breach of employment contract) or intentional tort; any claims for employment discrimination, harassment, or retaliation on any basis, including age, race, color, ethnicity, national origin, gender, religion, pregnancy, disability (or perceived disability), sexual orientation, veteran’s status, whistle-blower status or marital status; any claims under Title VII of the Civil Rights Act of 1964, the Equal Pay

Act, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the New York State Human Rights Law; the New York City Human Rights Law; any claims for monetary relief or attorneys’ fees; and any claims under any other federal, state, or local laws or regulations, including any and all laws or regulations prohibiting employment discrimination, harassment, or retaliation. This release does not include a release of any rights you may have to workers’ compensation or unemployment benefits, of any rights you may have under this Acknowledgment of Release, or of any claims that are not waivable pursuant to applicable law.

Nothing in this Acknowledgment of Release prohibits or restricts you (or your attorney) from initiating communications or directly communicating with, responding to any inquiries from, providing testimony before or information to, or filing a claim or assisting with an investigation directly with a government agency or entity, including the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority (“FINRA”), the Equal Employment Opportunity Commission (“EEOC”), the Department of Labor (“DOL”), the National Labor Relations Board (“NLRB”), the Department of Justice (“DOJ”), Congress, any other self-regulatory organization or authority, or any other federal or state legal regulatory or law enforcement authority (collectively, the “Regulators”) regarding a suspected violation of law or regulation. Further, nothing in this Acknowledgment of Release prohibits or restricts you (or your attorney) from making other disclosures that are protected under the whistleblower provisions of applicable laws or regulations. This Acknowledgment of Release does not limit your right to receive an award from any Regulator that provides awards for providing information relating to a potential violation of law. You do not need the prior authorization of the Company to engage in conduct protected by this paragraph and do not need to notify the Company that you have engaged in such conduct.

You acknowledge and agree that such general release of claims extends through the Consulting Agreement Termination Date, and that the other provisions of the Agreement will be applicable to and extended through the Consulting Agreement Termination Date. In addition, you acknowledge and agree that you have returned any Company property, as provided in the Agreement.

You acknowledge and agree that the Company has given you a reasonable period of at least twenty- one (21) days to review and consider this Acknowledgment of Release before signing it. You acknowledge and agree that you must sign and return the original Acknowledgment of Release to the Company after the Consulting Agreement Termination Date, but no later than , and that if you fail to do so, you will not receive the Separation Benefits described in Paragraph 3 of the Agreement. You further acknowledge that this Acknowledgment of Release is independent of, but does not supersede, the release contained in Paragraph 5 of the Agreement.

You may revoke this Acknowledgment of Release within seven (7) calendar days after the date on which you sign it by delivering a written notice of revocation to the Company no later than the close of business on the seventh day after you sign and deliver this Acknowledgment of Release to the Company. If you revoke this Acknowledgment of Release, it shall not be effective or enforceable, and you will not receive the Separation Benefits described in Paragraph 3 of the Agreement. This Acknowledgment of Release shall not become effective until after: (a) the Company’s receipt of this Acknowledgment of Release, signed by you; and (b) the expiration of the seven-day revocation period as set forth in this paragraph.

The Company hereby informs you of your right to consult, and advises you to consult, with an attorney before signing this Acknowledgment of Release, which includes a general release. You understand that whether or not you do so is your decision.

MEDIACO HOLDING INC.		ACCEPTED AND AGREED:

By
	Arya Towfighi	Ann Beemish
Its: EVP, General Counsel

Date		Date